UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMERCIAL METALS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Commercial Metals Company Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held On January 10, 2024 For Stockholders of Record as of November 13, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CMC. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. For a convenient way to view proxy materials and the proxy card and VOTE go to www.proxydocs.com/CMC Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials for this year’s meeting or future meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or To order paper materials, use one of the following methods. INTERNET www.investorelections.com/CMC TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials. Commercial Metals Company Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report Meeting Type: Annual Meeting of Stockholders Date: Wednesday, January 10, 2024 Time: 10:00 AM, Central Time Place: 6565 North MacArthur Boulevard, CMC Hall, 9th Floor Irving, TX 75039 SEE REVERSE FOR FULL AGENDA

Commercial Metals Company Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE : “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND “1 YEAR” ON PROPOSAL 4. PROPOSAL 1. The election of the three persons named below to serve as Class II directors until the 2027 annual meeting of stockholders and until their successors are elected; 1.01 Vicki L. Avril-Groves 1.02 John R. McPherson 1.03 Barbara R. Smith 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2024; 3. An advisory vote on executive compensation; and 4. An advisory vote on the frequency of future advisory votes on executive compensation. NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting will be voted on by the Proxy Holders in their discretion.